Related Party and Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-in-Interest Transactions	Related Party and Party-in-Interest Transactions
Certain investment options offered under the Plan are managed by an affiliate of the Trustee. As of December 31, 2025 and 2024, the Plan held investment options managed by an affiliate of the Trustee with a total fair value of $397,348,458 and $337,188,027, respectively.

An investment option under the Plan includes the KB Home Stock Fund. As of December 31, 2025 and 2024, the Plan held 256,880 and 274,992 shares of KB Home common stock, respectively, with a fair value of $14,494,073 and $18,076,332, respectively. During the year ended December 31, 2025, the Plan recorded dividend income from shares of KB Home common stock of $270,168.
The transactions associated with these investments qualify as exempt party-in-interest transactions under ERISA.